UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11706	52-1796339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 K Street, N.W. Washington, D.C.	20006
(Address of principal executive offices)	(Zip Code)

(202) 729-1700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 27, 2005, the Executive Compensation Committee (the “Committee”) of the Board of Directors (the “Board of Directors”) of CarrAmerica Realty Corporation (the “Company”) took the following actions:

(1)	The Committee approved the Guidelines for Named Executive Officer Compensation Program (the “Program”), a copy of which has been filed herewith as Exhibit 10.01. Pursuant to the terms of the Program, the Company’s chief executive officer and four other most highly compensated executive officers (together, the “NEOs”) will be eligible to receive annual compensation consisting of a base salary, a short-term incentive award and a long-term incentive award.

Under the Program, the Committee will set target values of total compensation of each NEO, which will be fully awarded if the NEOs meet corporate financial objectives and the other performance criteria established by the Committee. NEOs who exceed performance expectations will be awarded incentives in excess of targets, and those who fail to meet performance criteria will be awarded incentives below targeted amounts. The annual short term incentive awards (bonus) for threshold performance generally will range from 50% to 99% of target incentive; for target performance, will be payable at 100% of target incentive; and for superior performance, will range from 101% to 150% of target incentive. For performance below the threshold level, no incentive awards will be paid. Eligibility and size of the long-term incentive portion of the compensation program is based 80% on quantitative performance criteria to be set by the Committee, with 20% based on qualitative management performance criteria assessed by the Committee.

(2)	The Committee approved the NEOs’ 2005 base salary levels, 2004 short-term incentive awards (as set forth below), and set NEO performance goals and objectives for 2005. A summary the information as adopted by the Committee is filed herewith as Exhibit 10.2.

Recipient	2005 Base Salary	2004 Short-Term Incentive Award
Thomas A. Carr Chairman of the Board and Chief Executive Officer	$495,000	$550,000

Philip L. Hawkins President and Chief Operating Officer	$440,000	$440,000

Stephen E. Riffee Chief Financial Officer	$320,000	$190,000

Karen B. Dorigan Chief Investment Officer	$312,000	$185,000

Linda A. Madrid Managing Director, General Counsel and Corporate Secretary	$293,500	$165,000

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as part of this report:

10.1.	Guidelines for Named Executive Officer Compensation Program adopted by the Executive Compensation Committee of the Registrant on January 27, 2005

10.2.	Summary of Compensation for Named Executive Officers adopted by the Executive Compensation Committee of the Registrant on January 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date: February 2, 2005	By:	/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Guidelines for Named Executive Officer Compensation Program adopted by the Executive Compensation Committee of the Registrant on January 27, 2005

10.2	Summary of Compensation for Named Executive Officers adopted by the Executive Compensation Committee of the Registrant on January 27, 2005